--------------------------------------------------------------------------------
                                ANNUAL REPORT
--------------------------------------------------------------------------------

[Logo](R)
NEW ENGLAND FUNDS(R)
Where The Best Minds Meet(R)

--------------------------------------------------------------------------------




                                                         New England
                                                       Balanced Fund

                                      Where
                                 The Best Minds
                                     Meet(R)

December 31, 1998

                                                                   February 1999
--------------------------------------------------------------------------------
[Photo of Bruce R. Speca]

In September 1998, I became President of New England Funds. As an 18-year veteran of the mutual fund industry, I was pleased and honored to accept this important post. In my first message to you, I hope to present what I believe you, our valued shareholders, really want to know and to offer it in a straightforward manner.

How did my fund perform?

There's no question that long-term performance is the bottom line of your investment program. With that in mind, please review the other sections of this report. You'll see your fund's performance and commentary from your fund manager that summarizes the fund's successes and shortcomings and the outlook for the year ahead.

Our assessment of New England Funds' overall performance in 1998 is that we had a solid, but not spectacular, year. While extremely pleased with both absolute and relative returns in many of our stock and bond portfolios, we were disappointed by the results of those equity funds that pursue a 'value' rather than a 'growth' strategy. Value stocks were largely ignored in 1998, as investors focused on very large, high visibility growth stocks (indeed, 45% of the gain in the Standard & Poor's 500 Stock Index -- a market value-weighted, unmanaged index of common stock prices for 500 selected stocks -- came from just 10 stocks!) and select technology companies.

Much of the underperformance in value-oriented funds can be attributed to market cycles, but we continue to pursue strategies to increase returns in these funds.

Can the stock market keep going up?

Like any winning streak, sooner or later the market will experience setbacks. Does that mean 1999 will see the last burst of energy from the bull market? It's easy to argue both sides of this question. Employment is high, inflation is low and economic growth is continuing. But corporate profits may start to lag and commodity prices, notably oil, are depressed around the world. The conclusion? Economists, like weathermen and other forecasters, can only hope to be right more often than they are wrong.


"Research indicates that saving for retirement is the number one goal for invesors. Yet, surprisingly often, investors behave like short-term traders looking for a quick score."


--------------------------------------------------------------------------------
NOT FDIC INSURED           MAY LOSE VALUE                    NO BANK GUARANTEE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
My Own Two Cents

All too often investors lament, "What I could have made if only . . ." instead of "What I actually made." But experience has taught me that the more important question is, "Did I stick with my investment program and make progress toward my financial goals?"

Research indicates that saving for retirement is the number one goal for investors. Yet, surprisingly often, investors behave like short-term traders looking for a quick score.

The mutual fund industry has become extremely complex, with more funds, new strategies and approaches to analyzing performance. What hasn't changed is your financial representative's primary objective: to help you sort it all out and increase your returns in line with your goals.

Your financial adviser can help you avoid being distracted by the daily noise and avoid what I view as the most important risk that investors face. It's the risk of not staying invested and possibly falling short of your long-term goals. Your adviser will help you stick with your investment program during periods of uncertainty.

One last thought: All of us at New England Funds appreciate the trust that you and your representative have placed in us. We look forward to serving you in the years ahead.

Sincerely,

/s/ Bruce R. Speca
    Bruce R. Speca
    President and CEO


PROGRESS ON THE Y2K FRONT
 ...............................................................................
New England Funds has been and continues to engage in initiatives aimed at having our computer systems tested and ready to function capably for the Year 2000. We are insisting on the same standard from vendors whose systems must interact reliably with ours as well as from the subadvisers to our funds. We are monitoring their progress and pursuing assurances of their readiness. Our systems are being tested on a four-digit format (2000, not 00) and updated as needed to perform competently. Additionally, we are developing contingency plans to diminish the possibility of inconvenience related to Year 2000. Stay informed on our Year 2000 readiness by visiting our Web site at www.mutualfunds.com.

This material represents Year 2000 Readiness disclosure pursuant to the Year 2000 Information and Readiness Act.

--------------------------------------------------------------------------------
                            NEW ENGLAND BALANCED FUND
--------------------------------------------------------------------------------

                                    INVESTMENT RESULTS THROUGH DECEMBER 31, 1998
--------------------------------------------------------------------------------

Putting Performance in Perspective

The charts comparing your Fund's performance to a benchmark index provide you with a general sense of how your Fund performed. To put this information in context, it may be helpful to understand the special differences between the two. Your Fund's total return for the period shown below appears with and without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. In addition, few investors could purchase all of the securities necessary to match the index and would incur transaction costs and other expenses even if they could. Your Fund's benchmark has changed from 65% S&P 500 Index/35% Lehman Intermediate Gov't/Corp. Index to 65% S&P 500 Index/35% Lehman Gov't/Corp. Index to more accurately reflect the Fund's holdings.(4), (6)

                                GROWTH OF A $10,000 INVESTMENT IN CLASS A SHARES
--------------------------------------------------------------------------------
                      December 1998 through December 1998
[A chart in the form of a line graph appears here illustrating the growth of a $10,000 investment in New England Balanced Fund Class A Shares since 12/31/88, compared to a blend of the S&P 500 and Lehman Intermediate Government/Corporate Indices. The data points to this chart are as follows:]

         Net Asset     With Maximum         S&P/Lehman         S&P/Lehman
           Value(1)    Sales Charge(2)     Gov't/Corp.(6)  Interm. Gov't/Corp(4)
         ---------     --------------      --------------  ------------------
12/31/88  $10,000         $ 9,425            $10,000           $10,000
    1989  $11,037         $10,402            $12,551           $12,500
    1990  $ 9,867         $ 9,300            $12,660           $12,648
    1991  $12,749         $12,016            $15,872           $15,789
    1992  $14,525         $13,690            $17,078           $16,967
    1993  $16,585         $15,631            $18,855           $18,599
    1994  $16,142         $15,214            $18,790           $18,638
    1995  $20,389         $19,217            $24,629           $24,174
    1996  $23,880         $22,507            $28,545           $28,114
    1997  $28,066         $26,452            $35,701           $34,977
    1998  $30,362         $28,616            $43,501           $42,493

This illustration represents past performance of Class A shares and cannot predict future results. Investment return and principal value may vary, resulting in a gain or loss on the sale of shares. Classes B, C and Y share performance will differ from that shown based on differences in inception date, fees and sales charges. All Index and Fund performance assumes reinvestment of distributions.

--------------------------------------------------------------------------------
                            NEW ENGLAND BALANCED FUND
--------------------------------------------------------------------------------

                                        AVERAGE ANNUAL TOTAL RETURNS -- 12/31/98
--------------------------------------------------------------------------------
   CLASS A (Inception 11/27/68)     1 YEAR        5 YEARS        10 YEARS
   Net Asset Value(1)                8.2%          12.9%          11.8%
   With Max. Sales Charge(2)         2.0           11.5           11.1
--------------------------------------------------------------------------------
   CLASS B (Inception 9/13/93)      1 YEAR        5 YEARS     SINCE INCEPTION
   Net Asset Value(1)                7.3%          12.0%          12.0%
   With CDSC(3)                      2.6           11.8           11.9
--------------------------------------------------------------------------------
   CLASS C (Inception 12/30/94)     1 YEAR     SINCE INCEPTION
   Net Asset Value(1)                7.3%          16.1%
   With CDSC(3)                      6.4           16.1
--------------------------------------------------------------------------------
   CLASS Y (Inception 3/8/94)       1 YEAR     SINCE INCEPTION
   Net Asset Value(1)                8.6%          13.8%
--------------------------------------------------------------------------------

                                                                                  SINCE       SINCE       SINCE
                                                                                  FUND'S      FUND'S      FUND'S
                                                                                 CLASS B     CLASS C      CLASS Y
   COMPARATIVE PERFORMANCE                    1 YEAR     5 YEARS     10 YEARS   INCEPTION   INCEPTION    INCEPTION
   S&P/Lehman Gov't/Corp Blend(6)             21.9%       18.2%       15.7%       17.6%       23.4%       20.1%
   S&P/Lehman Int Gov't/Corp Blend(4)         21.5        17.9        15.4        17.4        22.9        19.7
   Lipper Balanced Average(5)                 13.5        13.8        12.9        13.4        18.2        15.3
   Morningstar Domestic Hybrid Average(7)     12.1        13.3        12.5        12.3        16.8        14.1

--------------------------------------------------------------------------------
These returns represent past performance. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than original cost. The Fund was changed from an equity income fund to a balanced fund on March 1, 1990. Results for periods prior to that date reflect former investment policies and are not necessarily representative of results that would have been achieved had the Fund's current investment policies then been in effect. Class Y shares are available to certain institutional investors.

     NOTES TO CHARTS
(1) Net Asset Value (NAV) performance assumes reinvestment of all distributions and does not reflect the payment of a sales charge at the time of purchase.
(2) With Maximum Sales Charge performance assumes reinvestment of all distributions and reflects the maximum sales charge of 5.75% at the time of purchase of Class A shares.
(3) With Contingent Deferred Sale Charge (CDSC) performance for Class B shares assumes that a maximum 5% sales charge is applied to redemptions. The sales charge will decrease over time, declining to zero six years after the purchase of shares. With CDSC performance for Class C shares assumes a maximum 1% sales charge on redemptions within the first year of purchase.
(4) Represented by a 65% weighting in the Standard & Poor's Composite Index of 500 Stocks (the "S&P 500") and a 35% weighting in the Lehman Intermediate Government/Corporate Bond Index. Indices are rebalanced to 65%/35% at the end of each year. Standard & Poor's 500 Stock Index is an unmanaged index representing the performance of 500 major companies, most of which are listed on the New York Stock Exchange. Lehman Intermediate Government/Corporate Bond Index is an unmanaged index of investment grade bonds, issued by the U.S. government and U.S. corporations, having maturities between one and ten years. The indices' performance have not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Class B since inception return is calculated from 9/30/93. Class Y since inception return is calculated from 3/31/94.
(5) Lipper Balanced Average is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives as calculated by Lipper Inc., an independent mutual fund ranking service. Class B since inception return is calculated from 9/30/93. Class Y since inception return is calculated from 3/31/94.
(6) Represented by a 65% weighting in the S&P 500 and a 35% weighting in the Lehman Government/Corporate Bond Index. Indices are rebalanced to 65%/35% at end of each year. Lehman Government/Corporate Bond Index is an unmanaged index that includes the Lehman Government and Corporate Bond Indices, including U.S. government Treasury and agency securities, corporate and yankee bonds. The indices' performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Class B since inception return is calculated from 9/30/93. Class Y since inception return is calculated from 3/31/94.
(7) Morningstar Domestic Hybrid Average is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives as calculated by Morningstar Inc., an independent mutual fund ranking service. Class B since inception return is calculated from 9/30/93. Class Y since inception return is calculated from 3/31/94.

--------------------------------------------------------------------------------
                            NEW ENGLAND BALANCED FUND
--------------------------------------------------------------------------------

                                QUESTIONS & ANSWERS WITH YOUR PORTFOLIO MANAGERS
--------------------------------------------------------------------------------
[Photo of Meri Anne Beck]
[Photo of John Hyll]
[Photo of Barr Segal]
[Photo of Jeff Wardlow]
[Photo of Gregg Watkins]
Meri Anne Beck, John Hyll, Barr Segal, Jeff Wardlow, Gregg Watkin
Loomis, Sayles & Company, L.P.

Q. Please tell us about New England Balanced Fund's performance during 1998.

For the 12 months ending December 31, 1998, New England Balanced Fund's Class A shares at net asset value had a total return of 8.2%, which included a $0.73 per share loss and the reinvestment of $1.80 per share in distributions.

Q. What was the investment environment in 1998?

Large-capitalization growth stocks drove the popular market averages to double-digit returns again in 1998. Repeating a four-year pattern, returns on most individual stocks failed to reflect the strong gains in the averages. As an example of the very narrow range of stocks that defined the strong performance, just ten stocks out of 500 -- the ten largest in the Standard & Poor's Composite Index of 500 Stocks (the "S&P 500") -- accounted for nearly half of the S&P 500's return last year. In addition, sharp drops and rapid recoveries were more frequent than we have seen in several years, as the investment mood swung from near euphoria to uneasiness. Behind this volatility was the question that caused so much uncertainty in 1997: Would upheavals in Asia and elsewhere take a severe toll on corporate earnings in the United States? That concern applied not only to exporters whose sales are directly affected by weak economies and falling currency values overseas, but also to manufacturers and others whose pricing might be undercut by low-cost, competitive imports.

Several companies alerted analysts that their optimistic earnings forecasts might need to be revised. But a decline in interest rates gave the market a solid underpinning and investors planned on continued economic expansion.

Q. Given this environment, what was your equity strategy during the period?

Early in 1998 we positioned the Fund to emphasize cyclical sectors, including basic industries like chemicals, industrial companies and consumer cyclicals, because of their attractive valuations. Cyclical companies are those whose fortunes rise and fall with the nation's economy.

As the year progressed and the corporate earnings outlook began to deteriorate, we cut back exposure to cyclical industries and built up the Fund's holdings in consumer staples as well as financial and energy stocks. Staple industries supply services or products that are in relatively constant demand regardless of economic ups and downs, such as food and health care. In chemicals, we reduced positions in W.R. Grace and Solutia.

    YOUR FUND'S ASSET MIX - 12/31/98
------------------------------------
COMMON STOCKS                 61.8%
BONDS                         36.6%
CASH & CASH EQUIVALENTS        1.6%

Portfolio holdings and asset allocation will vary.

In view of the uncertain climate overseas, we added Federated Department Stores to the portfolio. Retailers are generally well insulated from foreign economic problems because nearly all their revenues originate domestically. Moreover, retailing is a natural beneficiary of the nation's sustained low unemployment rate and high levels of consumer confidence.

We also added Tenet Healthcare, an owner and manager of for-profit hospitals. We saw good value and a positive earnings outlook in the company. Plus, there is no foreign risk in the health care sector, and its prospects are not tied to the economy.

For most of the year, the Fund's asset allocation -- the way it is divided between stocks and bonds -- remained fairly stable at 60% stocks with 40% bonds. In the third quarter, when the stock allocation declined along with the market, we added to existing holdings to restore the 60/40 balance.

Q. What were the principal factors affecting equity performance?

It was a difficult year for our value-focused investment style. With investors focused on a few large-cap growth stocks, other sectors were largely neglected. Nevertheless, the Fund benefited from its commitment to the Regional Bell companies, Ameritech, Bell Atlantic and BellSouth, all of which scored impressive gains during the year. About 7% of the Fund was invested in technology stocks, another sector that produced solid gains for the Fund. Individual technology companies that helped performance include IBM and Sun Microsystems.

Performance suffered principally because our investment style excludes very high-priced stocks like those that dominated market activity in 1998. Investments in energy and oil-related sectors also disappointed, due in large part to falling oil prices.

Q. What was the bond environment, and how did you respond?

Most bond markets were extremely volatile last year, as shifting economic news had investors rushing from one sector to another with unaccustomed haste. The year began relatively quietly, with fairly narrow differences between the yields -- known as spreads -- on quality corporate bonds and those on U.S. government issues. Narrow spreads generally signal confidence in the outlook for corporate bonds. But when confidence evaporated in the second and third quarters of 1998, investors sold corporate bonds and fled to the relative stability of Treasury securities. The event that triggered this flight to the highest perceived quality was the default by Russia on its sovereign (government) debt. All debt tied to emerging markets quickly became suspect, so there were essentially no buyers in the sector. Investors moved out of U.S. corporate issues for fear that deflation -- falling prices and sinking profits -- and possible recession would invade our economy from overseas.

  YOUR FUND'S FIVE LARGEST INDUSTRIES -- 12/31/98

                                          % OF
                                       NET ASSETS
---------------------------------------------------
  1.  GOV'T/AGENCY                        10.8
---------------------------------------------------
  2.  TELEPHONE                            6.5
---------------------------------------------------
  3.  BANKS                                5.8
---------------------------------------------------
  4.  CONSUMER                             5.4
---------------------------------------------------
  5.  MANUFACTURING                        4.7

Portfolio holdings and asset allocations will vary.

After the Federal Reserve Board's three cuts in short-term interest rates last Fall, investors began returning to corporate bonds; spreads narrowed and performance improved in many sectors. At year-end, bond markets fell back slightly, as low unemployment and other indicators suggested that economic growth would persist, at least for a time. Strong growth tends to raise concerns over rekindled inflation, a development that could undermine the value of fixed-income assets.

The bond portion of New England Balanced Fund benefited from our decision to avoid all emerging market debt and to concentrate on Treasury securities and high-quality U.S. corporate bonds. Early in 1998 we reduced exposure to corporate issues because they were expensive compared to Treasury securities. To add potential impetus to our Treasury purchases, we extended the duration of that part of the portfolio. (Duration is a measure of a portfolio's sensitivity to changes in interest rates. Funds with longer durations tend to do well when interest rates fall, as they did in 1998.) By year-end we had changed emphasis, taking advantage of attractive prices among quality corporate bonds. These purchases built the Fund's corporate position to 60% of the fixed-income portfolio, well above the sector's 25% representation in the Lehman Brothers Government Corporate Bond Index and indicative of the positive prospects we foresee for corporate bonds.


Q. What is your current outlook for 1999?

Although we do not anticipate a recession, we believe a restrained economic environment will make it difficult for companies to raise prices, allowing only modest profit growth. Furthermore, the impact of uncertainties abroad has yet to be fully felt here, in our opinion. As a result, more companies may experience difficulties living up to analysts' expectations.

On the equity side, we believe our value approach is appropriate to the economic landscape we expect to see in 1999. We may have seen the peak of the outperformance of growth stocks over value stocks for this market cycle, as we believe economics will inevitably dictate more rational pricing. If we are correct, the Fund is positioned to benefit from its basic orientation as investors turn their attention to value stocks.

A non-recessionary economic outlook is also good for bonds. Corporate balance sheets are generally healthy. We think consumer spending must slow soon, as individual expenditures are too high for available income. A drop in manufacturing employment because of price competition from Asia should be offset by an upswing in service sector jobs, including technology, keeping unemployment low.

Stock and bond selection for the Fund will continue to rely on Loomis Sayles' proprietary research. Based on the ideas supplied by our analysts, we will seek renewed opportunities in the equity and fixed income markets. Industry diversification and other portfolio characteristics will be a result of our analytical work.

The portfolio managers' commentary reflects the conditions and actions taken during the reporting period, which are subject to change. A shift in opinion may result in strategic and other portfolio changes.

Foreign securities may be affected by currency fluctuations, higher volatility than the U.S. securities and limited liquidity. Investing in lower-rated higher-yielding bonds may involve greater risk. Unanticipated prepayments may occur, reducing the value of mortgage or asset-backed securities. See the Fund's prospectus for details.

--------------------------------------------------------------------------------
                             PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------
Investments as of December 31, 1998

COMMON STOCKS--61.8% OF TOTAL NET ASSETS

     SHARES        DESCRIPTION                                                   VALUE (a)
------------------------------------------------------------------------------------------
                   AEROSPACE & DEFENSE--1.8%
      57,000       Northrop Grumman Corp. .................................  $  4,168,125
      50,000       Sundstrand Corp. .......................................     2,593,750
                                                                             ------------
                                                                                6,761,875
                                                                             ------------
                   AUTO & RELATED--1.6%
      57,000       General Motors Corp. ...................................     4,079,062
      33,500       Magna International, Inc. ..............................     2,077,000
                                                                             ------------
                                                                                6,156,062
                                                                             ------------
                   BANKS--4.8%
      59,974       BankAmerica Corp. ......................................     3,605,937
     137,000       Fleet Financial Group, Inc. ............................     6,122,187
      50,000       National City Corp. ....................................     3,625,000
      35,000       PNC Bank Corp. .........................................     1,894,375
      80,000       Wells Fargo & Co. ......................................     3,195,000
                                                                             ------------
                                                                               18,442,499
                                                                             ------------
                   BANKS & THRIFTS--0.9%
      64,696       Banc One Corp. .........................................     3,303,540
                                                                             ------------
                   BEVERAGES--1.3%
      75,000       Anheuser-Busch Cos. ....................................     4,921,875
                                                                             ------------
                   BUILDING & RELATED--2.2%
      42,000       Armstrong World Industries, Inc. .......................     2,533,125
      45,000       Black & Decker Corp. ...................................     2,522,813
      53,000       Philips Electronics NV, New York shares ................     3,587,437
                                                                             ------------
                                                                                8,643,375
                                                                             ------------
                   BUSINESS SERVICES--1.0%
      85,000       Dun & Bradstreet Corp. .................................     2,682,813
      40,000       Viad Corp. .............................................     1,215,000
                                                                             ------------
                                                                                3,897,813
                                                                             ------------
                   BUSINESS SERVICES - COMPUTER DATA PRODUCTS--1.2%
     145,000       First Data Corp. .......................................     4,594,688
                                                                             ------------
                   CHEMICALS - MAJOR--0.6%
     120,000       Crompton & Knowles Corp. ...............................     2,482,500
                                                                             ------------
                   CHEMICALS-SPECIALTY--1.0%
      82,000       Solutia, Inc. ..........................................     1,834,750
     135,000       W.R. Grace & Co. (c) ...................................     2,117,813
                                                                             ------------
                                                                                3,952,563
                                                                             ------------
                   COMPUTERS & BUSINESS EQUIPMENT--1.5%
      31,000       International Business Machines Corp. ..................     5,727,250
                                                                             ------------
                   COMPUTER EQUIPMENT--0.8%
      80,000       Harris Corp. ...........................................     2,930,000
                                                                             ------------
                   COMPUTER HARDWARE--1.5%
      82,000       Hewlett-Packard Co. ....................................     5,601,625
                                                                             ------------
                   CONSUMER--1.3%
     105,000       Abbott Laboratories ....................................     5,145,000
                                                                             ------------
                   DRUGS & HEALTH CARE--1.2%
      85,000       American Home Products Corp. ...........................     4,786,562
                                                                             ------------
                   ELECTRIC COMPANIES--2.3%
      95,000       CMS Energy Corp. .......................................     4,601,562
      33,400       Energy East Corp. ......................................     1,887,100
      53,000       Pinnacle West Capital Corp. ............................     2,245,875
                                                                             ------------
                                                                                8,734,537
                                                                             ------------
                   ELECTRONICS--2.0%
      48,000       Litton Industries, Inc. (c) ............................     3,132,000
      88,700       Raytheon Co., Class B ..................................     4,723,275
                                                                             ------------
                                                                                7,855,275
                                                                             ------------
                   FINANCIAL - CONSUMER/DIVERSIFIED--2.4%
      80,000       Corrections Corporation America ........................     1,410,000
      89,000       Federal Home Loan Mortgage Corp. .......................     5,734,937
      40,000       The FINOVA Group, Inc. .................................     2,157,500
                                                                             ------------
                                                                                9,302,437
                                                                             ------------
                   FOODS--2.0%
     130,000       ConAgra, Inc. ..........................................     4,095,000
     130,000       Sara Lee Corp. .........................................     3,664,375
                                                                             ------------
                                                                                7,759,375
                                                                             ------------
                   FREIGHT TRANSPORTATION--0.3%
      45,000       Ryder Systems, Inc. ....................................     1,170,000
                                                                             ------------
                   HEALTH CARE - SERVICES--2.0%
     190,000       Tenet Healthcare Corp. (c) .............................     4,987,500
      30,000       Wellpoint Health Networks, Inc. ........................     2,610,000
                                                                             ------------
                                                                                7,597,500
                                                                             ------------
                   HOUSEHOLD PRODUCTS--1.2%
      85,000       Kimberly-Clark Corp. ...................................     4,632,500
                                                                             ------------
                   INSURANCE--3.1%
     160,200       ACE, Ltd. ..............................................     5,516,888
     103,200       Allstate Corp. .........................................     3,986,100
      63,100       Everest Reinsurance Holdings ...........................     2,456,956
                                                                             ------------
                                                                               11,959,944
                                                                             ------------
                   INVESTMENT BANKING/BROKER/MANAGEMENT--0.4%
      45,000       Bear Stearns Cos., Inc. ................................     1,681,875
                                                                             ------------
                   INVESTMENT COMPANIES--0.8%
      45,000       Morgan Stanley Dean Witter .............................     3,195,000
                                                                             ------------
                   LEISURE--0.9%
      95,000       Hasbro, Inc. ...........................................     3,431,875
                                                                             ------------
                   MACHINERY--0.5%
      58,800       Deere & Co. ............................................     1,947,750
                                                                             ------------
                   MANUFACTURING - DIVERSIFIED--2.1%
      45,000       Eaton Corp. ............................................     3,180,937
      70,000       Premark International, Inc. ............................     2,423,750
      75,000       Tenneco, Inc. ..........................................     2,554,688
                                                                             ------------
                                                                                8,159,375
                                                                             ------------
                   NATURAL GAS--0.7%
      50,000       Columbia Gas Systems, Inc. .............................     2,887,500
                                                                             ------------
                   OIL & GAS/DRILLING EQUIPMENT--0.6%
      70,000       BJ Services ............................................     1,093,750
      50,000       Cooper Cameron Corp. ...................................     1,225,000
                                                                             ------------
                                                                                2,318,750
                                                                             ------------
                   OIL & GAS/MAJOR INTEGRATED--2.9%
      25,000       Amoco Corp. ............................................     1,475,000
      31,271       British Petroleum plc (ADR) ............................     2,970,745
      50,000       Exxon Corp. ............................................     3,656,250
      35,000       Mobil Corp. ............................................     3,049,375
                                                                             ------------
                                                                               11,151,370
                                                                             ------------
                   OIL & GAS/REFINING/MARKETING--0.7%
     100,000       Tosco Corp. ............................................     2,587,500
                                                                             ------------
                   PAPER & FOREST PRODUCTS--0.9%
      40,000       Georgia Pacific Corp. ..................................     2,342,500
      50,000       Georgia Pacific Corp. Timber Group .....................     1,190,625
                                                                             ------------
                                                                                3,533,125
                                                                             ------------
                   PETROLEUM SERVICES--0.6%
     112,700       Conoco, Inc. ...........................................     2,352,613
                                                                             ------------
                   PHOTOGRAPHY-IMAGING--1.4%
      45,000       Xerox Corp. ............................................     5,310,000
                                                                             ------------
                   RETAIL - FOOD & DRUG--0.9%
      60,000       Kroger Co. (c) .........................................     3,630,000
                                                                             ------------
                   RETAIL - GENERAL MERCHANDISE--2.3%
     110,000       Federated Department Stores, Inc.(c) ...................     4,791,875
      93,100       Kmart (c) ..............................................     1,425,594
      60,000       Sears, Roebuck & Co. ...................................     2,550,000
                                                                             ------------
                                                                                8,767,469
                                                                             ------------
                   TELEPHONE--5.4%
     123,200       Ameritech Corp. ........................................     7,807,800
     108,800       Bell Atlantic Corp. ....................................     5,766,400
     120,000       BellSouth Corp. ........................................     5,985,000
      34,200       Cincinnati Bell, Inc. ..................................     1,293,187
                                                                             ------------
                                                                               20,852,387
                                                                             ------------
                   TELECOMMUNICATION - LONG DISTANCE--1.5%
      41,000       AT&T Corp. .............................................     3,085,250
      31,000       Sprint Corp. (c) .......................................     2,607,875
                                                                             ------------
                                                                                5,693,125
                                                                             ------------
                   TOBACCO--1.2%
     130,000       UST, Inc. ..............................................     4,533,750
                                                                             ------------
                   Total Common Stocks (Identified Cost $194,238,808) .....   238,392,259
                                                                             ------------

BONDS AND NOTES--36.6%

FACE
AMOUNT
-----------------------------------------------------------------------------------------
                   BANKS--1.0%
$  3,430,000       Mellon Bank, 7.000%, 3/15/2006 .........................     3,684,129
                                                                             ------------
                   CONSUMER--4.1%
   2,505,000       AMERCO, 7.850%, 5/15/2003 ..............................     2,479,023
   4,790,000       Coca Cola Enterprises, Inc., 6.750%, 1/15/2038 .........     4,933,892
   2,500,000       Dillards, Inc., 6.430%, 8/01/2004 ......................     2,545,400
   2,975,000       FMC Corp., 7.125%, 11/25/2002 ..........................     2,990,143
   3,000,000       Northwest Airlines Corp., 8.375%, 3/15/2004 ............     2,937,030
                                                                             ------------
                                                                               15,885,488
                                                                             ------------
                   CYCLICAL--0.7%
   2,125,000       Carnival Corp., 7.050%, 5/15/2005 ......................     2,235,160
     500,000       Westvaco Corp., 9.650%, 3/01/2002 ......................       556,820
                                                                             ------------
                                                                                2,791,980
                                                                             ------------
                   ENERGY--2.0%
   4,190,000       Kerr-Mcgee Corp., 6.625%, 10/15/2007 ...................     4,451,246
   2,960,000       Tosco Corp., 7.625%, 5/15/2006 .........................     3,158,705
                                                                             ------------
                                                                                7,609,951
                                                                             ------------
                   EQUIPMENT TRUST--0.2%
     600,000       Delta Air Lines, Inc., 9.200%, 9/23/2014 ...............       720,156
                                                                             ------------
                   GAS UTILITIES--1.4%
   4,445,000       KN Energy, Inc., 6.650%, 3/01/2005 .....................     4,417,974
   1,200,000       Williams Holdings Co., 6.250%, 2/01/2006 ...............     1,188,036
                                                                             ------------
                                                                                5,606,010
                                                                             ------------
                   GOVERNMENT--10.8%
     965,000       United States Treasury Bonds, 6.500%, 11/15/2026 .......     1,122,111
  10,100,000       United States Treasury Notes, 7.000%, 7/15/2006 ........    11,499,759
   2,200,000       United States Treasury Notes, 6.625%, 5/15/2007 ........     2,473,966
  10,070,000       United States Treasury Notes, 6.125%, 8/15/2007 ........    11,024,032
  26,000,000       United States Treasury Strip, 2/15/2009 ................    15,676,960
                                                                             ------------
                                                                               41,796,828
                                                                             ------------
                   MANUFACTURING--2.6%
   3,660,000       Nabisco Inc., 7.050%, 7/15/2007 ........................     3,689,354
   1,790,000       Philips Electronics NV, 7.250%, 8/15/2013 ..............     1,863,730
   1,780,000       Raytheon Co., 6.300%, 3/15/2005 ........................     1,824,482
   2,500,000       Textron, Inc., 6.625%, 11/15/2007 ......................     2,632,300
                                                                             ------------
                                                                               10,009,866
                                                                             ------------
                   MORTGAGE--3.1%
   3,868,058       Federal Home Loan Mortgage Association, 6.000%, 8/15/
                     2022 .................................................     3,810,037
   3,000,000       Federal National Mortgage Association, 6.000%, 2/25/2024     2,980,410
   5,258,381       Federal National Mortgage Association, 6.000%, 4/01/2028     5,189,338
                                                                             ------------
                                                                               11,979,785
                                                                             ------------
                   OTHER FINANCE--3.3%
   3,050,000       Bear Stearns Cos., Inc., 6.750%, 12/15/2007 ............     3,168,889
   1,500,000       Donaldson Lufkin & Jenrette, Inc., 6.875%, 11/01/2005 ..     1,565,865
   1,775,000       National Health Investors, Inc., 7.300%, 7/16/2007 .....     1,955,855
   1,990,000       Prologis Trust, 7.050%, 7/15/2006 ......................     1,941,743
   4,025,000       Salomon, Inc., 7.000%, 3/15/2004 .......................     4,204,877
                                                                             ------------
                                                                               12,837,229
                                                                             ------------
                   SERVICE--3.5%
   3,000,000       La Quinta Inns, Inc., 7.400%, 9/15/2005 ................     2,970,000
   3,390,000       Loewen Group International, Inc., 7.750%, 10/15/2001 ...     2,905,976
   3,295,000       MGM Grand, Inc., 6.875%, 2/06/2008 .....................     3,018,912
   2,425,000       Secured Finance, 9.050%, 12/15/2004 ....................     2,773,472
   1,660,000       U.S. West Capital Funding Inc., 6.250%, 7/15/2005 ......     1,716,888
                                                                             ------------
                                                                               13,385,248
                                                                             ------------
                   TELEPHONE--1.1%
   4,600,000       Sprint Spectrum, L.P., Zero Coupon, 8/15/2006 (d) ......     4,186,000
                                                                             ------------
                   TRANSPORTATION--2.8%
   3,300,000       Federal Express Equipment Test, 7.020%, 1/15/2016 ......     3,385,285
   2,350,000       Norfolk Southern Corp., 7.050%, 5/01/2037 ..............     2,563,216
   2,000,000       Royal Caribbean Cruises Line, 8.125%, 7/28/2004 ........     2,118,420
   2,570,000       Royal Caribbean Cruises Line, 7.000%, 10/15/2007 .......     2,573,572
                                                                             ------------
                                                                               10,640,493
                                                                             ------------
                   Total Bonds and Notes (Identified Cost $136,498,774) ...   141,133,163
                                                                             ------------
SHORT TERM INVESTMENT--1.3%
-----------------------------------------------------------------------------------------
   5,072,650       Associates First Capital, 5.000%, 1/04/1999 ............     5,072,650
                                                                             ------------
                   Total Short Term Investment (Identified Cost $5,072,650)     5,072,650
                                                                             ------------
                   Total Investments--99.7% (Identified Cost
                      $335,810,232) (b) ...................................   384,598,072

                   Other assets less liabilities ..........................     1,213,902
                                                                             ------------
                   Total Net Assets--100% .................................  $385,811,974
                                                                             ============

(a)  See Note 1a of Notes to Financial Statements
(b)  Federal Tax Information:
       At December 31, 1998 the net unrealized  appreciation on
         investments based on cost of $335,811,278 for federal income tax purposes was as follows:
         Aggregate gross unrealized appreciation for all investments in
           which there is an excess of value over tax cost ............      $ 53,720,434
         Aggregate gross unrealized depreciation for all investments in
           which there is an excess of tax cost over value ............        (4,933,640)
                                                                             ------------
         Net unrealized appreciation ..................................      $ 48,786,794
                                                                             ============
(c)  Non-income producing security.
(d)  Coupon rate is zero or below market for an initial period and then increases to a higher coupon rate at a specified date and rate.

ADR/GDR -An American Depository Receipt or Global Depository Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs and GDRs are significantly influenced by trading on exchanges not located in the United States or Canada.

                 See accompanying notes to financial statements.

-------------------------------------------------------------------------------
                       STATEMENT OF ASSETS & LIABILITIES
-------------------------------------------------------------------------------
December 31, 1998

ASSETS
  Investments at value (Identified cost $335,810,232) ......                       $384,598,072
  Receivable for:
    Fund shares sold .......................................                            248,820
    Securities sold ........................................                            673,331
    Dividends and interest .................................                          2,615,307
                                                                                   ------------
                                                                                    388,135,530
LIABILITIES
  Payable for:
    Securities purchased ...................................      $  651,108
    Fund shares redeemed ...................................       1,225,726
    Withholding taxes ......................................           4,561
  Accrued expenses:
    Management fees ........................................         234,530
    Deferred trustees' fees ................................          66,680
    Accounting and administrative ..........................           7,678
    Other ..................................................         133,273
                                                                  ----------
                                                                                      2,323,556
                                                                                   ------------
NET ASSETS .................................................                       $385,811,974
                                                                                   ============
  Net Assets consist of:
    Capital paid in ........................................                       $334,798,524
    Undistributed net investment income ....................                            103,509
    Accumulated net realized gains (losses) ................                          2,122,009
    Unrealized appreciation (depreciation) on investments
      and foreign currency transactions ....................                         48,787,932
                                                                                   ------------
NET ASSETS .................................................                       $385,811,974
                                                                                   ============
Computation of net asset value and offering price:
Net asset value and redemption price of Class A shares
  ($222,865,516 divided by 16,487,154 shares of beneficial
    interest) ..............................................                             $13.52
                                                                                         ======
Offering price per share (100/94.25 of $13.52) .............                             $14.34*
                                                                                         ======
Net asset value and offering price of Class B shares
  ($84,254,644 divided by 6,285,880 shares of beneficial
    interest) ..............................................                             $13.40**
                                                                                         ======
Net asset value and offering price of Class C shares
  ($5,479,924 divided by 410,505 shares of beneficial
    interest) ..............................................                             $13.35**
                                                                                         ======
Net asset value, offering and redemption price of Class Y shares
  ($73,211,890 divided by 5,408,596 shares of beneficial
    interest) ..............................................                             $13.54
                                                                                         ======
* Based upon single purchases of less than $50,000.
  Reduced sales charges apply for purchases in excess of this amount.
**Redemption price per share is equal to net asset value less any applicable contingent deferred sales charges.


                 See accompanying notes to financial statements.

-------------------------------------------------------------------------
                             STATEMENT OF OPERATIONS
-------------------------------------------------------------------------
Year Ended December 31, 1998

INVESTMENT INCOME
  Dividends (net of foreign taxes of: $36,799) ...........                      $ 3,465,726
  Interest ...............................................                       10,556,444
                                                                                -----------
                                                                                 14,022,170
  Expenses
    Management fees ......................................  $  2,876,837
    Service fees - Class A ...............................       574,918
    Service and distribution fees - Class B ..............       810,836
    Service and distribution fees - Class C ..............        54,042
    Trustees' fees and expenses ..........................        23,816
    Accounting and administrative ........................        82,246
    Custodian ............................................       120,378
    Transfer agent .......................................       692,526
    Audit and tax services ...............................        35,500
    Legal ................................................        21,999
    Printing .............................................        62,597
    Registration .........................................        75,464
    Miscellaneous ........................................        34,148
                                                            ------------
  Total expenses .........................................                        5,465,307
                                                                                -----------
  Net investment income ..................................                        8,556,863
                                                                                -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
  FOREIGN CURRENCY TRANSACTIONS
  Realized gain (loss) on Investments - net ..............    36,886,910
                                                            ------------
  Unrealized appreciation (depreciation) on:

    Investments - net ....................................   (15,316,886)
    Foreign currency transactions - net ..................            47
                                                            ------------
    Unrealized appreciation (depreciation) on investments
      and foreign currency transactions ..................   (15,316,839)
                                                            ------------
  Net gain (loss) on investment transactions .............                       21,570,071
                                                                                -----------
    NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS                       $30,126,934
                                                                                ===========


                 See accompanying notes to financial statements.

-------------------------------------------------------------------------------
                       STATEMENT OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------

                                                                       YEAR ENDED DECEMBER 31,
                                                             ---------------------------------------
                                                                   1997                   1998
                                                             ----------------       ----------------
FROM OPERATIONS
  Net investment income ...................................  $      8,610,744       $      8,556,863
  Net realized gain (loss) on investments .................        44,522,520             36,886,910
  Unrealized appreciation (depreciation) on investments
    and foreign currency transactions .....................         9,443,755            (15,316,839)
                                                             ----------------       ----------------
  Increase (decrease) in net assets from operations .......        62,577,019             30,126,934
                                                             ----------------       ----------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income
    Class A ...............................................        (5,058,699)            (5,071,303)
    Class B ...............................................        (1,076,687)            (1,228,192)
    Class C ...............................................           (59,400)               (84,069)
    Class Y ...............................................        (2,402,391)            (2,049,589)
  Net realized gain on investments
    Class A ...............................................       (26,172,311)           (22,927,357)
    Class B ...............................................        (8,351,315)            (8,531,184)
    Class C ...............................................          (483,496)              (560,266)
    Class Y ...............................................       (11,201,373)            (7,647,240)
                                                             ----------------       ----------------
                                                                  (54,805,672)           (48,099,200)
                                                             ----------------       ----------------
  Increase (decrease) in net assets derived from capital
    share transactions                                             34,227,005              3,590,030
                                                             ----------------       ----------------
  Total increase (decrease) in net assets .................        41,998,352            (14,382,236)
NET ASSETS
  Beginning of the year ...................................       358,195,858            400,194,210
                                                             ----------------       ----------------
  End of the year .........................................  $    400,194,210       $    385,811,974
                                                             ================       ================
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME
  End of the year .........................................  $        (38,382)      $        103,509
                                                             ================       ================

                 See accompanying notes to financial statements.

-------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------

                                                                          CLASS A
                                           -----------------------------------------------------------------------
                                                                  YEAR ENDED DECEMBER 31,
                                           ----------------------------------------------------------------------
                                                1994           1995           1996           1997          1998
                                               ------         ------         ------         ------         ------
Net Asset Value, Beginning of the Year         $12.13         $11.27         $13.14         $13.94         $14.25
                                               ------         ------         ------         ------         ------
Income From Investment Operations
Net Investment Income .................          0.33           0.42           0.38           0.33           0.33
Net Realized and Unrealized Gain (Loss)
  on Investments ......................         (0.65)          2.49           1.76           2.05           0.74
                                               ------         ------         ------         ------         ------
Total From Investment Operations ......         (0.32)          2.91           2.14           2.38           1.07
                                               ------         ------         ------         ------         ------
Less Distributions
Dividends From Net Investment Income ..         (0.33)         (0.40)         (0.39)         (0.33)         (0.32)
Distributions From Net Realized Capital
  Gains ...............................         (0.21)         (0.64)         (0.95)         (1.74)         (1.48)
                                               ------         ------         ------         ------         ------
Total Distributions ...................         (0.54)         (1.04)         (1.34)         (2.07)         (1.80)
                                               ------         ------         ------         ------         ------
Net Asset Value, End of the Year ......        $11.27         $13.14         $13.94         $14.25         $13.52
                                               ======         ======         ======         ======         ======
Total Return (%) (a) ..................          (2.7)          26.3           17.1           17.5            8.2
Ratio of Operating Expenses to Average
  Net Assets (%) ......................          1.40           1.36           1.33           1.29           1.30
Ratio of Net Investment Income to
  Average Net Assets (%)                         2.91           3.37           2.79           2.25           2.25
Portfolio Turnover Rate (%) ...........            36             54             70             69             81
Net Assets, End of the Year (000) .....      $158,332       $196,514       $219,626       $233,421       $222,866

(a) A sales charge is not reflected in total return calculations.

                 See accompanying notes to financial statements.

-------------------------------------------------------------------------------
                        FINANCIAL HIGHLIGHTS - continued
-------------------------------------------------------------------------------

                                                                          CLASS B
                                            --------------------------------------------------------------------
                                                                  YEAR ENDED DECEMBER 31,
                                             ------------------------------------------------------------------
                                                  1994          1995          1996          1997          1998
                                                 ------        ------        ------        ------        ------
Net Asset Value, Beginning of the Year .....     $12.11        $11.24        $13.08        $13.86        $14.15
                                                 ------        ------        ------        ------        ------
Income From Investment Operations
Net Investment Income ......................       0.26          0.34          0.29          0.23          0.21
Net Realized and Unrealized Gain (Loss) on
  Investments ..............................      (0.66)         2.46          1.74          2.03          0.74
                                                 ------        ------        ------        ------        ------
Total From Investment Operations ...........      (0.40)         2.80          2.03          2.26          0.95
                                                 ------        ------        ------        ------        ------
Less Distributions
Dividends From Net Investment Income .......      (0.26)        (0.32)        (0.30)        (0.23)        (0.22)
Distributions From Net Realized Capital
  Gains ....................................      (0.21)        (0.64)        (0.95)        (1.74)        (1.48)
                                                 ------        ------        ------        ------        ------
Total Distributions ........................      (0.47)       (0.96)         (1.25)        (1.97)        (1.70)
                                                 ------        ------        ------        ------        ------
Net Asset Value, End of the Year ...........     $11.24        $13.08        $13.86        $14.15        $13.40
                                                 ======        ======        ======        ======        ======
Total Return (%) (a) .......................      (3.4)          25.3          16.3          16.7           7.3
Ratio of Operating Expenses to Average Net
  Assets (%) ...............................       2.15          2.11          2.08          2.04          2.05
Ratio of Net Investment Income to Average
  Net Assets (%) ...........................       2.16          2.62          2.04          1.50          1.50
Portfolio Turnover Rate (%) ................         36            54            70            69            81
Net Assets, End of the Year (000) ..........    $21,607       $40,361       $58,367       $76,558       $84,255

(a) A contingent deferred sales charge in the case of Class B shares is not reflected in total return calculations.

                 See accompanying notes to financial statements.

-------------------------------------------------------------------------------
                        FINANCIAL HIGHLIGHTS - continued
-------------------------------------------------------------------------------


                                                                          CLASS C
                                                    -----------------------------------------------------
                                                                  YEAR ENDED DECEMBER 31,
                                                    -----------------------------------------------------
                                                         1995          1996          1997          1998
                                                        ------        ------        ------        ------
Net Asset Value, Beginning of the Year ..........       $11.24        $13.05        $13.82        $14.10
                                                        ------        ------        ------        ------
Income From Investment Operations
Net Investment Income ...........................         0.35          0.29          0.23          0.21
Net Realized and Unrealized Gain on Investments .         2.44          1.73          2.02          0.74
                                                        ------        ------        ------        ------
Total From Investment Operations ................         2.79          2.02          2.25          0.95
                                                        ------        ------        ------        ------
Less Distributions
Dividends From Net Investment Income ............        (0.34)        (0.30)        (0.23)        (0.22)
Distributions From Net Realized Capital Gains ...        (0.64)        (0.95)        (1.74)        (1.48)
                                                        ------        ------        ------        ------
Total Distributions .............................       (0.98)         (1.25)        (1.97)        (1.70)
                                                        ------        ------        ------        ------
Net Asset Value, End of the Year ................       $13.05        $13.82        $14.10        $13.35
                                                        ======        ======        ======        ======
Total Return (%) (a) ............................         25.2          16.2          16.6           7.3
Ratio of Operating Expenses to Average Net Assets
  (%) ...........................................         2.11          2.08          2.04          2.05
Ratio of Net Investment Income to Average Net
  Assets (%)                                              2.62          2.04          1.50          1.50
Portfolio Turnover Rate (%) .....................           54            70            69            81
Net Assets, End of the Year (000) ...............         $718        $2,538        $4,596        $5,480

(a) A contingent deferred sales charge is not reflected in total return calculations.

                 See accompanying notes to financial statements.

-------------------------------------------------------------------------------
                        FINANCIAL HIGHLIGHTS - continued
-------------------------------------------------------------------------------


                                                                          CLASS Y
                                         -------------------------------------------------------------------------
                                            MARCH 8(a)
                                             THROUGH                       YEAR ENDED DECEMBER 31,
                                           DECEMBER 31,    -------------------------------------------------------
                                              1994               1995          1996          1997          1998
                                           ------------         ------        ------        ------         ------
Net Asset Value, Beginning of the
  Period ..............................      $12.20             $11.27        $13.15        $13.95         $14.27
                                             ------             ------        ------        ------         ------
Income From Investment Operations
Net Investment Income .................        0.38               0.46          0.44          0.40           0.39
Net Realized and Unrealized Gain (Loss)
  on Investments ......................       (0.72)              2.51          1.76          2.06           0.74
                                             ------             ------        ------        ------         ------
Total From Investment Operations ......       (0.34)              2.97          2.20          2.46           1.13
                                             ------             ------        ------        ------         ------
Less Distributions
Dividends From Net Investment Income ..       (0.38)             (0.45)        (0.45)        (0.40)         (0.38)
Distributions From Net Realized Capital
  Gains                                       (0.21)             (0.64)        (0.95)        (1.74)         (1.48)
                                             ------             ------        ------        ------         ------
Total Distributions ...................       (0.59)             (1.09)        (1.40)        (2.14)         (1.86)
                                             ------             ------        ------        ------         ------
Net Asset Value, End of the Period ....      $11.27             $13.15        $13.95        $14.27         $13.54
                                             ======             ======        ======        ======         ======
Total Return (%) (c) ..................        (2.8)              26.8          17.6          18.1            8.6
Ratio of Operating Expenses to Average
  Net Assets (%) ......................        0.99(b)            1.11          0.88          0.88           0.90
Ratio of Net Investment Income to
  Average Net Assets (%)                       3.69(b)            3.62          3.24          2.66           2.65
Portfolio Turnover Rate (%) ...........          36                 54            70            69             81
Net Assets, End of the Period (000) ...     $39,183            $59,411       $77,665       $85,620        $73,212

(a) Commencement of operations.
(b) Computed on an annualized basis.
(c) Periods less than one year are not computed on an annualized basis.

                 See accompanying notes to financial statements.

-------------------------------------------------------------------------------
                         NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------------------

1. The Fund is a Series of New England Funds Trust I, a Massachusetts business trust (the "Trust"), and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Fund seeks a reasonable long-term investment return from a combination of long-term capital appreciation and moderate current income. The Declaration of Trust permits the trustees to issue an unlimited number of shares of the Trust in multiple series (each such series of shares a "Fund").

The Fund offers Class A, Class B, Class C and Class Y shares. Class A shares are sold with a maximum front end sales charge of 5.75%. Class B shares do not pay a front end sales charge, but pay a higher ongoing distribution fee than Class A shares for eight years (at which point they automatically convert to Class A shares), and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase (or five years if purchased prior to May 1, 1997). Class C shares do not pay a front end sales charge and do not convert to any other class of shares, but they do pay a higher ongoing distribution fee than Class A shares and may be subject to a contingent deferred sales charge if those shares are redeemed within one year. Class Y shares do not pay a front end sales charge, a contingent deferred sales charge or distribution fees. They are intended for institutional investors with a minimum of $1,000,000 to invest. Expenses of the Fund are borne pro rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the Rule 12b-1 service and distribution fees and transfer agent fees applicable to such class), and votes as a class only with respect to its own Rule 12b-1 plan. Shares of each class would receive their pro-rata share of the net assets of the Fund, if the Fund were liquidated. In addition, the trustees approve separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles for investment companies. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. SECURITY VALUATION. Equity securities are valued on the basis of valuations furnished by a pricing service, authorized by the Board of Trustees, which service provides the last reported sale price for securities listed on an applicable securities exchange or on the NASDAQ national market system, or, if no sale was reported and in the case of over-the-counter securities not so listed, the last reported bid price. Debt securities (other than short-term obligations with a remaining maturity of less than sixty days) are valued on the basis of valuations furnished by a pricing service as authorized by the Board of Trustees, which service determines valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Short-term obligations with a remaining maturity of less than sixty days are stated at amortized cost, which approximates value. All other securities and assets are valued at their fair value as determined in good faith by the Fund's adviser and subadviser, under the supervision of the Fund's trustees.

B. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME. Security transactions are accounted for on the trade date (the date the buy or sell is executed). Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Interest income for the Fund is increased by the accretion of discount. In determining net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

C. FEDERAL INCOME TAXES. The Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute to its shareholders all of its income and any net realized capital gains, at least annually. Accordingly, no provision for federal income tax has been made.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations which may differ from generally accepted accounting principles. Permanent book and tax differences are primarily due to differing treatments for mortgage backed securities, and market discount transactions.

E. REPURCHASE AGREEMENTS. The Fund, through its custodian, receives delivery of the underlying securities collateralizing repurchase agreements including interest. It is the Fund's policy that the market value of the collateral be at least equal to 100% of the repurchase price including interest. The Fund's subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities.

2. PURCHASES AND SALES OF SECURITIES. For the year ended December 31, 1998, purchases and sales of securities (excluding short-term investments) were as follows:

               PURCHASES                                 SALES
-----------------------------------------  -------------------------------------
  U.S. GOVERNMENT          OTHER          U.S. GOVERNMENT          OTHER
---------------------  ------------------  ------------------  -----------------
    $75,727,906         $237,753,553        $73,572,906        $278,124,399

3A. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES. The Fund pays management fees to its investment adviser, New England Funds Management, L.P., ("NEFM") at the annual rate of 0.75% of the first $200 million of the Fund's average daily net assets, 0.70% of the next $300 million and 0.65% of such assets in excess of $500 million. NEFM pays the Fund's investment subadviser, Loomis Sayles & Company, L.P. ("Loomis Sayles") at the rate of 0.535% of the first $200 million of the Fund's average daily net assets, 0.350% of the next $300 million and 0.300% of such assets in excess of $500 million. Certain officers and directors of NEFM are also officers or trustees of the Fund. NEFM and Loomis Sayles are wholly owned subsidiaries of Nvest Companies, L.P. ("Nvest"), formerly known as New England Investment Companies, L.P., which is a subsidiary of Metropolitan Life Insurance Company ("MetLife"). Fees earned by NEFM and Loomis Sayles under the management agreement in effect during the year ended December 31, 1998 are as follows:

          FEES EARNED
          -----------
          $1,216,764                  NEFM
           1,660,073                  Loomis Sayles

The effective management fee for the year ended December 31, 1998 was 0.73%.

B. ACCOUNTING AND ADMINISTRATIVE EXPENSE. New England Funds, L.P. ("New England Funds"), the Fund's distributor, is a wholly owned subsidiary of Nvest and performs certain accounting and administrative services for the Fund. The Fund reimburses New England Funds for all or part of New England Funds' expenses of providing these services which include the following: (i) expenses for personnel performing bookkeeping, accounting and financial reporting functions and clerical functions relating to the Fund and (ii) expenses for services required in connection with the preparation of registration statements and prospectuses, registration of shares in various states, shareholder reports and notices, proxy solicitation material furnished to shareholders of the Fund or regulatory authorities and reports and questionnaires for SEC compliance. For the year year ended December 31, 1998 these expenses amounted to $82,246 and are shown separately in the financial statements as accounting and administrative.

C. TRANSFER AGENT FEES. New England Funds Services Corporation ("NEFSCO") is the transfer and shareholder servicing agent to the Fund and Boston Financial Data Services serves as the sub-transfer agent for the Fund. For the year ended December 31, 1998, the Fund paid NEFSCO $501,714 as compensation for its services in that capacity. For the year ended December 31, 1998, the Fund received $8,379 in transfer agent credits. The transfer agent expense in the Statement of Operations is net of these credits.

D. SERVICE AND DISTRIBUTION FEES. Pursuant to Rule 12b-1 under the 1940 Act, the Trust has adopted a Service Plan relating to the Fund's Class A Shares (the "Class A Plan") and Service and Distribution Plans relating to the Fund's Class B and Class C shares (the "Class B and Class C Plans").

Under the Class A Plan, the Fund pays New England Funds a monthly service fee at the annual rate of 0.25% of the average daily net assets attributable to the Fund's Class A shares, as reimbursement for expenses (including certain payments to securities dealers, who may be affiliated with New England Funds) incurred by the New England Funds in providing personal services to investors in Class A shares and/or the maintenance of shareholder accounts. For the year ended December 31, 1998, the Fund paid New England Funds $574,918 in fees under the Class A Plan. If the expenses of New England Funds that are otherwise reimbursable under the Class A Plan incurred in any year exceed the amounts payable by the Fund under the Class A Plan, the unreimbursed amount (together with unreimbursed amounts from prior years) may be carried forward for reimbursement in future years in which the Class A Plan remains in effect. The amount of unreimbursed expenses carried forward at December 31, 1998 is $2,041,399.

Under the Class B and Class C Plans, the Fund pays New England Funds monthly service fees at the annual rate of 0.25% of the average daily net assets attributable to the Fund's Class B and Class C shares, as compensation for services provided and expenses (including certain payments to securities dealers, who may be affiliated with New England Funds) incurred by New England Funds in providing personal services to investors in Class B and Class C shares and/or the maintenance of shareholder accounts. For the year ended December 31, 1998, the Fund paid New England Funds $202,709 and $13,513 in service fees under the Class B and Class C plans, respectively.

Also under the Class B and Class C Plan, the Fund pays New England Funds a monthly distribution fee at the annual rate of 0.75% of the average daily net assets attributable to the Fund's Class B and Class C shares, as compensation for services provided and expenses (including certain payments to securities dealers, who may be affiliated with New England Funds) incurred by New England Funds in connection with the marketing or sale of Class B and Class C shares. For the year ended December 31, 1998, the Fund paid New England Funds $608,127 and $40,529 in distribution fees under the Class B and Class C plans, respectively.

Commissions (including contingent deferred sales charges) on Fund shares paid to New England Funds by investors in shares of the Fund during the year ended December 31, 1998 amounted to $795,501.

E. TRUSTEES FEES AND EXPENSES. The Fund does not pay any compensation directly to its officers or trustees who are directors, officers or employees of NEFM, New England Funds, Nvest, NEFSCO or their affiliates, other than registered investment companies. Each other trustee is compensated by the Fund as follows:

     Meeting Fee                                              152/meeting
     Annual Committee Member Retainer                         335
     Annual Committee Chairman Retainer                       223

A deferred compensation plan is available to the trustees on a voluntary basis. Each participating trustee will receive an amount equal to the value that such deferred compensation would have been, had it been invested in the Fund on the normal payment date.

4. CAPITAL SHARES. At December 31, 1998 there was an unlimited number of shares of beneficial interest authorized, divided into four classes, Class A, Class B, Class C and Class Y capital stock. Transactions in capital shares were as follows:

                                                                       YEAR ENDED                 YEAR ENDED
                                                                    DECEMBER 31, 1997          DECEMBER 31, 1998
                                                                -------------------------   -------------------------
CLASS A                                                           SHARES        AMOUNT        SHARES        AMOUNT
-------                                                         -----------   -----------   -----------   -----------
Shares sold .................................................     2,817,913   $40,996,836     4,184,781   $60,620,980
Shares issued in connection with the reinvestment of:
  Dividends from net investment income ......................       334,010     4,805,523       343,283     4,825,054
  Distributions from net realized gain ......................     1,767,242    25,250,301     1,673,947    22,101,687
                                                                -----------   -----------   -----------   -----------
                                                                  4,919,165    71,052,660     6,202,011    87,547,721
Shares repurchased ..........................................    (4,301,205)  (62,553,540)   (6,091,042)  (87,727,573)
                                                                -----------   -----------   -----------   -----------
Net increase (decrease) .....................................       617,960   $ 8,499,120       110,969   $  (179,852)
                                                                -----------   -----------   -----------   -----------

                                                                       YEAR ENDED                 YEAR ENDED
                                                                    DECEMBER 31, 1997          DECEMBER 31, 1998
                                                                -------------------------   -------------------------
CLASS B                                                           SHARES        AMOUNT        SHARES        AMOUNT
-------                                                         -----------   -----------   -----------   -----------
Shares sold .................................................     1,277,539   $18,483,400     1,248,516   $17,867,284
Shares issued in connection with the reinvestment of:
  Dividends from net investment income ......................        71,225     1,016,924        83,821     1,166,098
  Distributions from net realized gain ......................       566,453     8,034,641       627,610     8,221,630
                                                                -----------   -----------   -----------   -----------
                                                                  1,915,217    27,534,965     1,959,947    27,255,012
Shares repurchased ..........................................      (716,112)  (10,405,386)   (1,084,622)  (15,449,632)
                                                                -----------   -----------   -----------   -----------
Net increase (decrease) .....................................     1,199,105   $17,129,579       875,325   $11,805,380
                                                                -----------   -----------   -----------   -----------

                                                                       YEAR ENDED                 YEAR ENDED
                                                                    DECEMBER 31, 1997          DECEMBER 31, 1998
                                                                -------------------------   -------------------------
CLASS C                                                           SHARES        AMOUNT        SHARES        AMOUNT
-------                                                         -----------   -----------   -----------   -----------
Shares sold .................................................       155,255   $ 2,254,801       227,595   $ 3,252,356
Shares issued in connection with the reinvestment of:
  Dividends from net investment income ......................         3,834        54,473         5,863        81,509
  Distributions from net realized gain ......................        32,135       454,275        42,147       550,039
                                                                -----------   -----------   -----------   -----------
                                                                    191,224     2,763,549       275,605     3,883,904
Shares repurchased ..........................................       (48,951)     (713,283)     (190,985)   (2,763,416)
                                                                -----------   -----------   -----------   -----------
Net increase (decrease) .....................................       142,273   $ 2,050,266        84,620   $ 1,120,488
                                                                -----------   -----------   -----------   -----------

                                                                       YEAR ENDED                 YEAR ENDED
                                                                    DECEMBER 31, 1997          DECEMBER 31, 1998
                                                                -------------------------   -------------------------
CLASS Y                                                           SHARES        AMOUNT        SHARES        AMOUNT
-------                                                         -----------   -----------   -----------   -----------
Shares sold .................................................     2,379,842   $35,365,862       408,384   $ 5,832,877
Shares issued in connection with the reinvestment of:
  Dividends from net investment income ......................       166,670     2,402,299       145,334     2,049,589
  Distributions from net realized gain ......................       782,566    11,201,375       578,415     7,647,241
                                                                -----------   -----------   -----------   -----------
                                                                  3,329,078    48,969,536     1,132,133    15,529,707
Shares repurchased ..........................................    (2,895,751)  (42,421,496)   (1,724,451)  (24,685,693)
                                                                -----------   -----------   -----------   -----------
Net increase (decrease) .....................................       433,327   $ 6,548,040      (592,318)  $(9,155,986)
                                                                -----------   -----------   -----------   -----------
Increase (decrease) derived from capital shares  transactions     2,392,665   $34,227,005       478,596   $ 3,590,030
                                                                ===========   ===========   ===========   ===========

5. LINE OF CREDIT. The Fund along with the other portfolios that comprise the New England Funds (the "Funds") participate in a $100,000,000 committed line of credit provided by Citibank, N.A. under a credit agreement (the "Agreement") dated March 5, 1998. Advances under the Agreement are taken primarily for temporary or emergency purposes. Borrowings under the Agreement bear interest at a rate tied to one of several short-term rates that may be selected from time to time. In addition, the Funds are charged a facility fee equal to 0.07% per annum on the unused portion of the line of credit. The annual cost of maintaining the line of credit and the facility fee is apportioned pro rata among the participating Funds. There were no borrowings as of or during the period ended December 31, 1998.

-------------------------------------------------------------------------------
                       REPORT OF INDEPENDENT ACCOUNTANTS
-------------------------------------------------------------------------------

To the Trustees of New England Funds Trust I and the Shareholders of NEW ENGLAND BALANCED FUND

In our opinion, the accompanying statement of assets and liabilities, including the portfolio composition, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the New England Balanced Fund (the "Fund"), a series of New England Funds Trust I, at December 31, 1998, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Boston, Massachusetts
February 15, 1999

-------------------------------------------------------------------------------
                        NEW ENGLAND EQUITY INCOME FUND

                      SUPPLEMENT DATED FEBRUARY 12, 1999
             TO THE NEW ENGLAND STOCK FUNDS CLASS A, B AND C AND
                 CLASS Y PROSPECTUSES EACH DATED MAY 1, 1998

The following information supplements the second paragraph in the "Fund Management" section of each Prospectus:

Effective immediately, Peter Ramsden and Tom Kolefas act as portfolio managers of the Equity Income Fund.

-------------------------------------------------------------------------------
                                NEW ENGLAND FUNDS
-------------------------------------------------------------------------------

                             LARGE-CAP EQUITY FUNDS
                               Capital Growth Fund
                                   Growth Fund
                            Growth Opportunities Fund
                                  Balanced Fund
                                   Value Fund

                              ALL-CAP EQUITY FUNDS
                               Star Advisers Fund
                               Star Worldwide Fund
                            International Equity Fund
                                  Bullseye Fund
                               Equity Income Fund

                             SMALL-CAP EQUITY FUNDS
                               Star Small Cap Fund

                             CORPORATE INCOME FUNDS
                        Short Term Corporate Income Fund
                 (formerly Adjustable Rate U.S. Government Fund)
                                Bond Income Fund
                                High Income Fund
                              Strategic Income Fund

                             GOVERNMENT INCOME FUNDS
                        Limited Term U.S. Government Fund
                           Government Securities Fund

                              TAX-FREE INCOME FUNDS
                              Municipal Income Fund
                  Intermediate Term Tax Free Fund of California
                        Tax Free Income Fund of New York
                (formerly Intermediate Term Tax Free Fund of NY)
                       Massachusetts Tax Free Income Fund

                               MONEY MARKET FUNDS
                              Cash Management Trust
                          Tax Exempt Money Market Trust

                    To learn more, and for a free prospectus,
                     contact your financial representative.

              Visit our World Wide Web site at www.mutualfunds.com
                      New England Funds, L.P., Distributor
                               399 Boylston Street
                                Boston, MA 02116
                             Toll Free 800-225-5478

                 This material is authorized for distribution to
                  prospective investors when it is preceded or
          accompanied by the Fund's current prospectus, which contains information about distribution charges, management
                   and other items of interest. Investors are
           advised to read the prospectus carefully before investing.

  New England Funds, L.P., and other firms selling shares of New England Funds are members of the National Association of Securities Dealers, Inc. (NASD).
     As a service to investors, the NASD has asked that we inform you of the availability of a brochure on its Public Disclosure Program. The program provides access to information about securities firms and their representatives. Investors may obtain a copy by contacting the NASD at
                  800-289-9999 or by visiting their Web site at
                                 www.NASDR.com.

                                                              ------------------
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